UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

LUMENIS LTD.
(Exact name of registrant as specified in its chapter)

Israel	0-13012	N.A.
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 240 Yokneam, Israel 20692
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972)(4) 959-9000

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD

On April 26, 2006, Lumenis Ltd. issued a press release announcing that the U.S. Securities and Exchange Commission approved its settlement agreement with Lumenis. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with general instruction B.2 to Form 8-K, information in this Form 8-K and the exhibit attached hereto shall not be deemed ‘filed’ for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit:

99.1	Lumenis Ltd.’s press release, dated April 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lumenis Ltd.
Date: April 26, 2006	By:	/s/ Daphna Kedmi
	Name:	Daphna Kedmi
	Title:	Corporate Vice President and General Counsel

2